                                                                    Exhibit 25.2




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  --------------------------------------------


                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(b)(2)____


                  --------------------------------------------


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


                 New York                                       13-5160382
      (Jurisdiction of incorporation                         (I.R.S.  Employer
       if not a U.S. national bank)                         Identification No.)

    One Wall Street, New York, New York                            10286
 (Address of principal executive offices)                       (Zip code)

                                  Cheryl Laser
                              The Bank of New York
                               101 Barclay Street
                                  Floor 12 East
                            New York, New York 10286
                                  212-815-5286
           (Name, address, and telephone number of agent for service)

                  --------------------------------------------


                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
               (Exact name of obligor as specified in its charter)

                 Delaware                                  To be applied for
       (State or other jurisdiction                        (I.R.S. Employer
     of incorporation or organization)                    Identification No.)

      The Bank of New York (Delaware)
             White Clay Center
        Route 273, Newark, Delaware                              19711
 (Address of principal executive offices)                     (Zip code)


                           RATE REDUCTION CERTIFICATES
                       (Title of the indenture securities)

ITEM 1.   GENERAL INFORMATION.*

          Furnish the following information as to the Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the                        2 Rector Street, New York, N.Y. 10006
   State of New York                                     and Albany, N.Y. 12203
Federal Reserve Bank of New York                      33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation                 550 17th Street, N.W., Washington  D.C. 20429
New York Clearing House Association                   New York, N.Y. 10005

          (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None. (See Note on page 2.)

ITEM 16.  LIST OF EXHIBITS.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)


---------------------
* Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

          Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

          Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of July, 1999.


                                       THE BANK OF NEW YORK


                                       By:      /s/ Cheryl Laser
                                          ----------------------------
                                                 Cheryl Laser
                                           Assistant Vice President

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)



                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                                  Dollar Amounts
ASSETS                                                                                             in Thousands
------                                                                                            --------------
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin.............................                 $ 7,301,241
     Interest-bearing balances......................................................                   1,385,944
Securities:
     Held-to-maturity securities....................................................                   1,000,737
     Available-for-sale securities..................................................                   4,240,655
Federal funds sold and Securities purchased under
     agreements to resell...........................................................                     971,453
Loans and lease financing receivables:
     Loans and leases, net of unearned income .................              38,788,269
     LESS: Allowance for loan and lease losses ................                 632,875
     LESS: Allocated transfer risk reserve ....................                       0
     Loans and leases, net of unearned income,
         allowance, and reserve.....................................................                  38,155,394
Assets held in trading accounts.....................................................                   1,307,562
Premises and fixed assets (including capitalized leases)............................                     670,445
Other real estate owned.............................................................                      13,598
Investments in unconsolidated subsidiaries and
     associated companies...........................................................                     215,024
Customers' liability to this bank on acceptances
     outstanding....................................................................                     974,237
Intangible assets...................................................................                   1,102,625
Other assets........................................................................                   1,944,777
                                                                                                     -----------
Total assets........................................................................                 $59,283,692
                                                                                                     ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)


                                                                                                  Dollar Amounts
LIABILITIES                                                                                        in Thousands
-----------                                                                                       --------------
Deposits:
     In domestic offices............................................................                 $26,930,258
     Noninterest-bearing.......................................              11,579,390
     Interest-bearing..........................................              15,350,868
     In foreign offices, Edge and Agreement
         subsidiaries, and IBFs.....................................................                  16,117,854
     Noninterest-bearing.......................................                 187,464
     Interest-bearing..........................................              15,930,390
Federal funds purchased and Securities sold under
     agreements to repurchase.......................................................                   2,170,238
Demand notes issued to the U.S. Treasury............................................                     300,000
Trading liabilities.................................................................                   1,310,867
Other borrowed money:
     With remaining maturity of one year or less....................................                   2,549,479
     With remaining maturity of more than one year
         through three years........................................................                           0
     With remaining maturity of more than three years...............................                      46,654
Bank's liability on acceptances executed and outstanding............................                     983,398
Subordinated notes and debentures...................................................                   1,314,000
Other liabilities...................................................................                   2,295,520
                                                                                                     -----------
Total liabilities...................................................................                 $54,018,268
                                                                                                     ===========

EQUITY CAPITAL
--------------

Common stock........................................................................                   1,135,284
Surplus.............................................................................                     731,319
Undivided profits and capital reserves..............................................                   3,385,227
Net unrealized holding gains (losses) on available-for-sale securities..............                      51,233
Cumulative foreign currency translation adjustments.................................                     (37,639)
Total equity capital................................................................                   5,265,424
                                                                                                     -----------
Total liabilities and equity capital................................................                 $59,283,692
                                                                                                     ===========

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)



     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                Robert E. Keilman


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

         J. Carter Bacot   )
         Thomas A. Renyi   )          Directors
         Alan R. Griffith  )